Acquisitions	12 Months Ended
Dec. 31, 2022
Asset Acquisitions [Abstract]
Acquisitions	Acquisitions
21.1 Acquisition of business
Fair value of assets and liabilities arising from acquisition of business
The below table summarizes the preliminary purchase price allocation for business combinations for the years ended December 31, 2022, 2021 and 2020.

($ millions)	2022	2021	2020
Property, plant and equipment	27	—	—
Right-of-use assets	29	—	—
Currently marketed products	850	—	—
Acquired in-process research & development	175	—	—
Deferred tax assets	189	—	—
Inventories	49	—	—
Trade receivables	70	—	—
Short-term investments	79	—	—
Cash and cash equivalents	78	—	—
Other assets	15	—	—
Lease liabilities	(27)	—	—
Deferred tax liabilities	(255)	—	—
Provisions and other non-current and current liabilities	(235)	—	—
Current income tax liabilities	(46)	—	—
Trade payables	(3)	—	—
Financial debts	(316)	—	—
Net identifiable assets acquired	679	—	—
Goodwill	65	—	—
Total purchase consideration	744	—	—
Acquired liquidity	(78)	—	—
Net assets recognized as a result of business combinations	666	—	—
Vision care - Acquisition of Aerie Pharmaceuticals, Inc.
On November 21, 2022, Alcon acquired 100% of the outstanding shares and equity of Aerie, a pharmaceutical company focused on the discovery, development, manufacturing and commercialization of first-in-class ophthalmic therapies. The acquisition includes with the business among other assets, two commercial pharmaceutical ophthalmic eye drop products, Rocklatan and Rhopressa, as well as AR-15512, a Phase 3 product candidate for dry eye disease, and a pipeline of several ophthalmic pharmaceutical product candidates. This transaction helps bolster Alcon’s presence in the ocular health space with its portfolio of commercial products and development pipeline within the Vision Care reportable segment. Pursuant to the terms of the Agreement and Plan of Merger, Alcon paid $15.25 per share to acquire all outstanding shares of Aerie. The total purchase consideration amounted to $744 million and total cash paid for the net identifiable assets recognized, net of cash acquired, was $666 million.
The fair values of the acquired assets and assumed liabilities are provisional pending final measurement of the purchase consideration.
The short-term investments were liquidated subsequent to the acquisition.
Provisions and other non-current liabilities include a contingent liability of $57 million recognized upon the acquisition of Aerie in 2022 related to uncertainty associated with potential contractual payment obligations in the event patents are issued in certain international markets, which may prevent commercialization of Rocklatan and Rhopressa in those markets. The estimated potential undiscounted amount and timing of all future payments that Alcon could be required to make is $71 million in 2027. As of December 31, 2022, there has been no change in the amount recognized for the liability, except for the unwinding of the discount of $0.3 million, as there has been no change in the assumptions.
The goodwill is attributable to assembled workforce and pharmaceutical research and development capabilities, including early stage compounds under development. The goodwill is not deductible for tax purposes.
Direct acquisition costs of $20 million were recognized in Other expense in the Consolidated Income Statement during 2022 and were reported in operating cash flows in the Consolidated Statement of Cash Flows.
Post-acquisition net sales and net loss attributable to Aerie
For the period from the date of the Aerie acquisition, November 21, 2022, through December 31, 2022, the acquired business increased Alcon's 2022 net sales by $16 million and reduced Alcon's 2022 net income by $32 million.
Unaudited Alcon consolidated pro forma net sales and net income
If the Aerie acquisition had occurred on January 1, 2022, unaudited consolidated pro forma net sales and net income for the twelve months ended December 31, 2022 would have been approximately $8,776 million and $192 million, respectively. This pro forma information is presented for illustrative purposes only and may not be indicative of the results of operations that would have actually occurred. In addition, future results may vary significantly from the results reflected in the pro forma information. These estimated amounts have been calculated using Aerie's results of operation beginning January 1, 2022 and adjusting them for:
•alignment of the accounting policies between Alcon and Aerie;
•additional amortization that would have been charged assuming the fair value adjustments to inventories and intangible assets had been applied from January 1, 2022;
•add back of interest expense from Aerie's convertible senior notes to pro forma net income assuming senior notes would have been repaid on January 1, 2022;
•additional interest expense that would have been recorded assuming the Series 2032 Notes and Series 2052 Notes were issued on January 1, 2022 to the extent the proceeds were used to refinance the 2022 Bridge Loan Facility;
•exclusion of Aerie's pre-acquisition transaction costs; and
•tax effects of the above adjustments.
21.2 Acquisitions of assets
The below table summarizes the purchase price allocation for asset acquisitions for the years ended December 31, 2022, 2021 and 2020.

($ millions)	2022	2021	2020
Currently marketed products	385	—	—
Acquired in-process research & development	10	—	—
Other intangible assets (including software)	12	—	—
Deferred tax assets	57	—	—
Trade receivables	10	—	—
Inventory	16	—	—
Cash and cash equivalents	4	—	—
Other assets	6	—	—
Trade payables and other liabilities	(11)	—	—
Net identifiable assets acquired	489	—	—
Acquired liquidity	(4)	—	—
Net assets recognized as a result of asset acquisitions	485	—	—
During 2022, cash paid for acquisitions, net of cash acquired, was $485 million, the most significant of which was $477 million paid for Ivantis, Inc., described below.
Surgical - Acquisition of Ivantis, Inc.
On January 7, 2022, Alcon acquired 100% of the outstanding shares and equity of Ivantis, Inc., a privately-held, US-based company and manufacturer of the Hydrus Microstent, a minimally-invasive glaucoma surgery (“MIGS”) device designed to lower intraocular pressure for open-angle glaucoma patients. The acquisition expands Alcon’s surgical portfolio and is expected to help provide a platform for more growth in the glaucoma space. Pursuant to the terms and subject to the conditions of the Option Agreement and Plan of Merger, as amended, Alcon agreed to pay total upfront consideration of $479 million and additional amounts to be potentially paid upon achievement of a development milestone and commercial milestones calculated as a percentage of sales in excess of defined targets that expire in calendar year 2024.
The acquisition was accounted for as an asset acquisition rather than a business combination as substantially all of the fair value of the gross assets acquired is concentrated in the value of the Hydrus Microstent commercially marketed product intangible assets, being a group of identifiable assets. Consequently, a relative fair value approach was taken for allocating the consideration to the acquired assets and liabilities with no goodwill recognized.
During 2022, total cash paid for the acquisition, net of cash acquired, was $477 million. Direct acquisition costs of $2 million were capitalized.